Exhibit 99.2

GRAND CANYON EDUCATION, INC. BOARD FORMS INDEPENDENT COMMITTEE

PHOENIX – October 29, 2014 – Grand Canyon Education, Inc. (NASDAQ: LOPE), a regionally accredited university focused on offering graduate and undergraduate degree programs in eight colleges across over 160 degree programs on its 186 acre traditional campus in Phoenix, Arizona and online (the “University”), today announced that its Board of Directors has formed a committee of independent directors to explore options aimed at enhancing stockholder value. The Board chose to form the committee after the University’s management expressed a desire to explore the possibility of effecting a conversion of the University to a nonprofit entity. Such a transaction would enable the University to conduct itself in the future as a traditional nonprofit university on a level playing field with the other traditional universities with which the University competes and in a manner consistent with which it operated for 55 years prior to financial challenges which forced it to convert to a for-profit entity in 2004 as a means to solicit investment capital and remain in operation.

The Board of Directors cautions the University’s stockholders and others considering trading in its securities that the Board of Directors has not yet received a proposal nor has the Board of Directors determined whether such a transaction would be feasible. There can be no assurance that any such proposal will ever be made or, if made, whether it would be accepted or that any agreement would be executed or any transaction consummated. In addition, the consummation of any such transaction would be subject to applicable legal, regulatory and accrediting body approvals. The committee intends to engage a financial advisor to aid in its review of any such proposal if made and any other alternatives, which include remaining as a for profit public company.

About Grand Canyon Education, Inc.

Grand Canyon Education, Inc. is a regionally accredited university focused on offering graduate and undergraduate degree programs in eight colleges across over 160 degrees programs on its 186 acre traditional campus in Phoenix, Arizona and online. Approximately 68,100 students were enrolled as of September 30, 2014. For more information about Grand Canyon Education, Inc., please visit http://www.gcu.edu.

Grand Canyon Education, Inc. is regionally accredited by The Higher Learning Commission of the North Central Association of Colleges and Schools (NCA), http://www.ncahlc.org. Grand Canyon University, 3300 W. Camelback Road, Phoenix, AZ 85017, www.gcu.edu.

Forward-looking statements

This news release contains “forward-looking statements” which include information relating to future events, future financial performance, strategies expectations, competitive environment, regulation, and availability of resources. These forward-looking statements include, without limitation, the statements regarding the exploration of options aimed at enhancing stockholder value and whether those options could enhance stockholder value. Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: uncertain outcome, impact, effects and results of the Company’s exploration of options to enhance stockholder value; our failure to comply with the extensive regulatory framework applicable to our industry, including Title IV of the Higher Education Act and the regulations thereunder, state laws and regulatory requirements, and accrediting commission requirements; the ability of our students to obtain federal Title IV funds, state financial aid, and private financing; risks associated with changes in applicable federal and state laws and regulations and accrediting commission standards, including pending rulemaking by the Department of Education; potential damage to our reputation or other adverse effects as a result of negative publicity in the media, in the industry or in connection with governmental reports or investigations or otherwise, affecting us or other companies in the for-profit postsecondary education sector; our ability to properly manage risks and challenges associated with potential acquisitions of, or investments in, new businesses, acquisitions of new properties, or the expansion of our campus to new locations; our ability to hire and train new, and develop and train existing, faculty and employees; the pace of growth of our enrollment; our ability to convert prospective students to enrolled students and to retain active students; our success in updating and expanding the content of existing programs and developing new programs in a cost-effective manner or on a timely basis; industry competition, including competition for qualified executives and other personnel; risks associated with the competitive environment for marketing our programs; failure on our part to keep up with advances in technology that could enhance the online experience for our students; the extent to which obligations under our loan agreement, including the need to comply with restrictive and financial covenants and to pay principal and interest payments, limits our ability to conduct our operations or seek new business opportunities; our ability to manage future growth effectively; general adverse economic conditions or other developments that affect job prospects in our core disciplines; and other factors discussed in reports on file with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. For additional information on these and other factors that arise when investing in the University, please see our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.